MEMBERSHIP PURCHASE AGREEMENT
                      (MEMORIAL PARKWAY ASSOCIATES, L.L.C.)

         THIS AGREEMENT, made this 6th day of April, 2005, by and between:

                  CHRIS PREZIOSI, c/o Joseph S. Aboyoun, Esq., Aboyoun & Heller, L.L.C., 695 Route 46 West, Suite 401, Fairfield, New Jersey 07004 (hereinafter referred to as "C. PREZIOSI");

                                       AND

                  ALBERT PREZIOSI, JR., c/o Joseph S. Aboyoun, Esq., Aboyoun & Heller, L.L.C., 695 Route 46 West, Suite 401, Fairfield, New Jersey 07004 (hereinafter referred to as "A. PREZIOSI");

                  (The foregoing are hereinafter referred to in the aggregate as the "SELLERS");

                                       AND

                  ELITE FLIGHT SOLUTIONS, INC. c/o Harris Siskind, Esq., Kirkpatrick & Lockhart Nicholson Graham LLP, 201 South Biscayne Blvd. Suite 2000, Miami, Florida 33131 (hereinafter referred to as "PURCHASER").

                              --------------------
                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the SELLERS are the owners and holders of one hundred percent (100%) of the membership interests of MEMORIAL PARKWAY ASSOCIATES, L.L.C. (the "COMPANY"); and

         WHEREAS, the specific membership ownership of the SELLERS is as follows:

         C. PREZIOSI:         Fifty (50%) percent
         A. PREZIOSI, JR.:    Fifty (50%) percent; and

         WHEREAS, COMPANY is the owner of certain real estate situated at 640 Memorial Parkway, Phillipsburg, New Jersey, and designated as Lot 6, Block 1004 (the "Premises"); and

         WHEREAS, the SELLERS desire to sell, transfer and convey all of their right, title and interest in and to the membership interests of COMPANY to PURCHASER, and PURCHASER desires to purchase and acquire said membership interests from SELLERS; and

         WHEREAS, the parties have reached an understanding with respect to the terms and considerations of the foregoing and are desirous of memorializing the same herein;

         NOW, THEREFORE, in consideration of ONE DOLLAR ($1.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto agree as follows:

         1. SUBJECT MATTER. SELLERS shall sell, transfer and convey to the PURCHASER (in the proportions hereinafter set forth), and PURCHASER shall purchase and acquire from SELLERS one hundred percent (100%) of the membership interests in COMPANY (the "Acquired Membership Interest"). Said membership unit conveyance shall be effected by SELLERS' execution and delivery to PURCHASER at closing of Assignments of Membership interest (in the form reasonably satisfactory to PURCHASER's legal counsel).

         2. PURCHASE PRICE. The purchase price for the Acquired Membership Interest shall be the sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00), to be paid and satisfied as follows:

                  (a) The sum of ONE HUNDRED FIFTY THOUSAND DOLLARS ($160,000.00) payable to, and to be held in escrow by the law firm of ABOYOUN & HELLER, L.L.C. ("Escrowee"), until closing of title or termination of this Agreement in accordance with its terms. Said deposit shall be held in an interest-bearing account and the accrued interest shall inure to the benefit of the recipient of the deposit.

                  (b) A sum equal to the balance (as of the date of closing) of the Mortgage Note to the order of ANTHONY PARANEE ("PARANEE")(which SELLERS represent is not in default, nor will the Note be in default at the time of closing); and

                  (c) The balance sum in certified or cashiers funds, attorney trust check or wire funds at closing.

         3. CLOSING. Closing of title shall take place at the law offices of ABOYOUN & HELLER, L.L.C., 695 Route 46 West, Suite 401, Fairfield, New Jersey, simultaneously with the closing pursuant to the Related Agreements (as defined in Section 6 below), provided, however, that all of the contingencies as set forth in this Agreement and the Related Agreements shall be satisfied. It is understood and agreed that the parties intend that this Agreement and the Related Agreements be fully and simultaneously consummated, and that in the absence of a contemplation by each party to each Agreement that same would be consummated simultaneously, neither this Agreement nor the Related Agreements would be executed.

         4. REPRESENTATIONS AND WARRANTIES OF SELLERS. SELLERS represent and warrant as follows:

                  (a) Organization and Standing of COMPANY. That COMPANY is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of New Jersey; that copies of COMPANY's Certificate of Formation, and all amendments thereof to date, and COMPANY's operating agreement, as amended to date, certified as to the validity thereof by COMPANY's Secretary, and which have been delivered to the PURCHASER are complete and correct as of the date of this Agreement and will be true, correct and complete through the date of closing, without amendment thereto;

                  (b) Valid and Binding Agreement. That this Agreement is a valid and binding obligation of the SELLERS, and that the SELLERS have the ability to enter into and consummate this Agreement;

                  (b) Membership Unit Ownership. That SELLERS are the owners, free and clear, of any liens, pledges, restrictions and encumbrances of one hundred percent (100%) of the membership units of COMPANY;

                  (c) Tax Matters. That there are no pending requested or threatened tax audits against COMPANY by the Internal Revenue Service, the New

Jersey Division of Taxation, New Jersey Division of Unemployment, and/or any other taxing authority having jurisdiction over COMPANY's operations, and that COMPANY has paid and will have paid through the date of closing all social security, income, excise, withholding, sales and unemployment taxes to municipal, county, state and federal governments to date, and has and will have through the date of closing filed all returns and/or reports due in connection with same;

                  (d) Title to Properties. That COMPANY has good and marketable title to the Premises, subject to no security interests, mortgage, pledge, lien, encumbrance, or charge, except that certain outstanding mortgage loan held by PARANEE as evidenced by that certain outstanding Mortgage Note and Mortgage in favor of PARANEE ("Paranee Loan"), true and correct copies of which are attached hereto and made a part hereof as EXHIBIT "A" and EXHIBIT "B", respectively. The COMPANY is not in default in its obligations under the Paranee Loan. The Paranee Loan may be assumed by PURCHASER;

                  (e) Contracts. That COMPANY has no contract, lease or commitment extending beyond the date of closing, or involving payment by COMPANY of more than ONE THOUSAND DOLLARS($1,000.00). SELLERS have no other real estate lease agreements with any other third party other than the lease with STATELINE FORD, which shall be terminated at the time of closing;

                  (f) Litigation. That there are no judgments, litigation or proceedings pending, or to SELLERS's knowledge threatened, against or relating to COMPANY, its properties, or business, nor do SELLERS know or have reasonable grounds to know of any basis for any such action, or of any governmental investigations relative to COMPANY, its properties, or business; and

                  (g) Survival. That all representations, warranties and covenants of SELLERS set forth in this paragraph and throughout this Agreement, shall be true and correct as of the day of closing and shall survive closing for a period of four (4) years.

         5. REPRESENTATIONS AND WARRANTIES OF PURCHASER. PURCHASER warrant and represent as follows:

                  (a) That this Agreement is a valid and binding obligation of PURCHASER, and that PURCHASER have the ability to enter into and consummate this Agreement; and

                  (b) That there is no litigation, judgments or insolvency proceedings threatened or pending against PURCHASER, jointly and severally, which would impair PURCHASER' right to purchase the subject membership interest.

         6. RELATED AGREEMENTS. As an express and prime inducement for the parties to enter into the this Agreement, separate agreements shall be entered into (i) by and between PURCHASER and STATELINE REALTY, L.L.C. for the sale of that certain real estate utilized by SELLERS for the operation of the subject dealership situated at 630 Memorial Parkway, Phillipsburg, New Jersey, as designated by Lot 7, Block 1004 ("Stateline Real Estate Agreement"), and (ii) by and between PURCHASER and STATELINE FORD, INC. for the sale of that certain dealership business situated at 630 and 640 Memorial Parkway, Phillipsburg (Warren County), New Jersey ("Asset Sale Agreement") (the Stateline Real Estate Agreement and the Asset Sale Agreement shall collectively be referred to herein as the "Related Agreements"). In the absence of the execution of the Related Agreements and their continuing effect, this Agreement shall be deemed null, void, and of no further effect, it being understood and agreed that closing of title hereunder is contingent upon closing of title under the Related Agreements. In furtherance of the foregoing, it is expressly understood and agreed that the termination of this Agreement in accordance with its terms shall entitle either of the contracting parties under the Related Agreements to terminate all of the Agreements. In addition, closing of title under all of the Agreements shall occur simultaneously.

         7. INDEMNIFICATION. SELLERS shall indemnify and hold COMPANY harmless from and after the date of closing against and in respect of the following:

                  (a) Undisclosed Liabilities. All liabilities of COMPANY of any nature, whether accrued, absolute, contingent or otherwise, existing as of the date of closing, to the extent not expressly reflected or reserved against in full in COMPANY's Balance Sheet as of that date, including, without limitation, any tax liabilities, penalties and interest to the extent not so reflected or reserved against, accrued in respect of, or measured by COMPANY's income for any period prior to closing, or arising out of transactions entered into, or any state of facts existing, prior to such date.

                  (b) Misrepresentations. Any damage, claim, loss or deficiency resulting from any misrepresentation, breach of warranty, or nonfulfillment of any agreement on the part of SELLERS, or either of them, under this Agreement.

                  (c) Incidental Expenses. All actions, suits, proceedings, demands, assessments, interests, penalties, judgments, costs, attorney's fees, and expenses incident to any of the foregoing;

                  (d) Procedure. Upon notification by COMPANY and/or PURCHASER of the claim, liability or obligation, which is the subject of such indemnity, SELLERS shall have a period of ten (10) days to defend, satisfy, compromise or otherwise discharge the same.

         8. INDEPENDENT COUNSEL. This Agreement has been prepared by the Law Offices of ABOYOUN & HELLER, L.L.C. ("ABOYOUN"), at the request of SELLERS. PURCHASER are expressly advised to obtain independent counsel and advice with respect to the subject matter of this Agreement, and have been afforded an ample period of time so to do. In this regard, PURCHASER represents that they have retained the services of Kirkpatrick & Lockhart Nicholson Graham LLP in connection herewith. PURCHASER further confirms that they have not relied, directly or indirectly, upon any communication, advice, or consultation with ABOYOUN but, in fact, have relied solely and exclusively upon their independent judgment and upon the advice of the respective independent counsel employed by them.

         9. NO BROKER. Each party represents to the other that no agent or broker has been involved in this transaction or shown PURCHASER the subject business or Premises or called the subject business or Premises to PURCHASER's attention. Each party hereby agrees to indemnify and hold harmless the other against any liability which the other is obligated to discharge to or defend against any undisclosed agent or broker, whether or not licensed, wholly or partly because of the indemnifying party's relations with such undisclosed agent or broker, together with all reasonably legal expenses and costs of the other necessitated in connection therewith.

         10. BINDING EFFECT. Except as otherwise herein provided, all of the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto and their heirs, executors, successors and assigns respectively.

         11. NOTICES. All notices, requests or other communications hereunder or in connection herewith shall be in writing and shall be deemed to have been duly given if mailed U.S. prepaid certified mail, return receipt requested, to the following:

         As to SELLERS:        JOSEPH S. ABOYOUN, ESQ.
                               Aboyoun & Heller, L.L.C.
                               695 Route 46 West, Suite 401
                               Fairfield, New Jersey 07004

         If to PURCHASER:      HARRIS SISKIND, ESQ.
                               Kirkpatrick & Lockhart Nicholson Graham LLP
                               201 South Biscayne Blvd., Suite 2000
                               Miami, Florida 33131

         17. FURTHER DOCUMENTS. The parties shall execute any and all further documents necessary and/or appropriate to effectuate the intent and purpose of the provisions of this Agreement.

         18. INSPECTIONS.

                  (a)(i) Environmental Audit. PURCHASER shall have a right to conduct whatever environmental investigations, inspections and/or audits ("Investigation") of the Premises to determine whether: (i) the Premises and its use are in compliance with, and/or not in violation of all environmental, health, and safety laws of each and every federal, state, county, municipal or other governmental entity ("applicable law"); (ii) any underground storage tanks, including whether any hydraulic lift systems (both above and below ground) located at the Premises have leaked; and (iii) there has occurred any spillage or contamination of any kind or nature at the Premises (collectively "Environmental Concerns"). The cost of the Investigation shall be borne solely by the PURCHASER. PURCHASER shall have sixty (60) days from the date hereof to conduct the Investigation. In the event the Investigation report(s) discloses material Environmental Concerns, then, within said (60) days from the date hereof, PURCHASER shall provide a copy of its report(s) to SELLER, and SELLER shall have seven (7) days from its receipt of said reports to notify PURCHASER of its intention to bring the Premises into compliance with applicable law, or otherwise cure and remediate the Environmental Concerns disclosed in the
Investigation report(s). In the event SELLER refuses or fails to notify PURCHASER in writing within seven (7) days of its receipt of said report(s) of its intention to bring the Premises and/or its use into compliance with applicable law, or otherwise cure and remediate the material Environmental Concerns disclosed in said report(s), then, within five (5) days of either PURCHASER's receipt of such refusal or the expiration of the time period that SELLER could have confirmed its intention to cure, PURCHASER shall elect to either terminate this Agreement or proceed to closing and assume all liability and responsibility for bringing the Premises into compliance with applicable law by notifying SELLER of same in writing. Notwithstanding anything herein contained to the contrary, in the event the cost required under the Investigation report(s) to remediate the material Environmental Concerns is TEN THOUSAND DOLLARS ($10,000.00) or less, then SELLER agrees to contribute, at closing, an amount that is equal to that cost to remediate the material
Environmental Concerns. In the event the cost to remediate the material Environmental Concerns exceeds the sum of TEN THOUSAND DOLLARS ($10,000.00) and SELLERS will not agree to contribute an amount greater than TEN THOUSAND DOLLARS ($10,000.00), then PURCHASER shall have the right to either terminate this Agreement and the Related Agreements, or assume all liability and responsibility for bringing the Premises into compliance with applicable law and proceed to closing by notifying SELLERS of same, in writing, within seven (7) days of PURCHASER's receipt of SELLERS' intention; provided, however, that in the event PURCHASER terminates the Agreement and the Related Agreements, then SELLERS shall have the right, but without any obligation, to notify PURCHASER, in writing, within seven (7) days of its receipt of PURCHASER's notice of termination, of its intent to an contribute the amount to fully remediate the material Environmental Concerns. In such event, PURCHASER's termination notice shall be deemed rescinded and the parties shall proceed to closing. In that event, an amount mutually determined by the parties shall be placed in escrow with the ESCROWEE at closing in order to secure SELLERS' obligation to remediate any outstanding Environmental Concerns subsequent to closing. Said escrow shall be held pursuant to an Environmental Escrow Agreement in form and substance reasonably acceptable to the parties and their respective legal counsel. In the event of termination, the ESCROWEE is authorized to release the deposit monies paid hereunder and under the Related Agreements to PURCHASER (together with any accrued interest thereon), and this Agreement and the Related Agreements shall be deemed null and void and without further force or effect. Except as otherwise provided herein, in no event shall SELLERS be obligated to bring the Premises and/or its use into compliance with applicable law or otherwise remediate the material Environmental Concerns. PURCHASER agrees to indemnify, defend, and hold SELLERS harmless from and against any loss, liability, damage or cost or expense resulting from any act or omission by PURCHASER and/or its agents, servants, contractors, employees, or invitees on the Premises, which any of such parties may have caused, with respect to any environmental inspection or audit as herein provided. A material Environmental Concern shall include an in-ground lift (hydraulic or otherwise) that has leaked.

                  (b) Physical. PURCHASER shall have thirty (30) days from the date hereof in which to conduct any and all reasonable physical and structural inspections of the Premises, provided, however, that PURCHASER shall not disrupt the business conducted thereat or the tenancies situate thereat. If the inspections reveal any material unsatisfactory physical or structural conditions, PURCHASER shall so notify SELLERS within said thirty (30) day period and provide a copy of its report(s) to SELLERS, and SELLERS shall have seven (7) days from its receipt of said notice to confirm its intention to cure said condition(s) prior to closing. In the event SELLERS refuse or fail to notify PURCHASER in writing within seven (7) days of its receipt of said report(s) of its intention to cure said conditions then, within five (5) days of either PURCHASER's receipt of such refusal or the expiration of the time period that SELLERS could have confirmed its intention to cure, PURCHASER shall elect to either terminate this Agreement or proceed to closing and assume all liability and responsibility for curing said condition(s), by notifying SELLERS of same in writing. In such event of termination, the ESCROWEE shall promptly return the deposit monies paid hereunder and under the Related Agreements (together with accrued interest thereon) to PURCHASER, and this Agreement and the Related Agreements shall be deemed null, void, and of no further effect. PURCHASER agrees to indemnify, defend, and hold SELLERS harmless from and against any loss, liability, damage or cost or expense resulting from any act or omission by PURCHASER and/or its agents, servants, contractors, employees, or invitees on the Premises, which any of such parties may have caused, with respect to said physical inspection, as herein provided.

         19. MISCELLANEOUS PROVISIONS.

                  (a) This Agreement shall be construed in accordance with the laws of the State of New Jersey.

                  (b) This Agreement, the Related Agreements, and all related documents executed concurrently herewith represent the complete understandings between the parties and supersede all previous negotiations or representations as to all matters whether described in said Agreements or not. This Agreement, the Related Agreements, and all related documents executed concurrently herewith may be amended only by written instrument signed by both parties and making express reference to the respective document to be amended.

                  (c) No requirement, obligation, remedy or provision of this Agreement shall be deemed to have been waived, unless so waived expressly in writing. The waiver of any such provision in one or more instances shall not be considered a waiver of the right to enforce such provision thereafter.

                  (d)  All  of  the  terms,   covenants  and  conditions  herein
contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto and their successors and assigns respectively.

                  (e)  This   Agreement   may  be  executed  in  more  than  one
counterpart, each copy of which shall serve as an original for all purposes, but all copies shall constitute but one and the same Agreement.

                  (f) The "headings" contained in this Agreement are for the purposes of expediency and are not intended to otherwise bind the parties or interpret the content of the paragraph language they precede.

                  (e) As used herein, the masculine shall include the feminine; the singular shall include the plural; the neuter shall include the masculine and feminine; and vice versa.

                     [SIGNATURE PAGE ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and to be deemed effective and binding as of the Agreement date first stated above.

WITNESS:                                      SELLERS:


                                              /s/ CHRIS PREZIOSI
-------------------------------               ------------------------------
            As To                             CHRIS PREZIOSI


                                              /s/ ALBERT PREZIOSI, JR.
-------------------------------               ------------------------------
            As To                             ALBERT PREZIOSI, JR.


ATTEST:                                       PURCHASER:

                                              ELITE FLIGHT SOLUTIONS, INC.


                                              By: /s/ BRUCE EDWARDS
-------------------------------               ------------------------------
                                                  BRUCE EDWARDS, President

                                   EXHIBIT "A"

                              PARANEE MORTGAGE NOTE

                                   EXHIBIT "B"

                                PARANEE MORTGAGE